UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (June 22, 2012)

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-25909 (Commission File Number)	86-0931332 (IRS Employer Identification No.)

2240 Auto Park Way, Escondido, California (Address of Principal Executive Offices)	92029 (Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Definitive Agreement.

In connection with our private placement of our securities to accredited investors to purchase up to 8 Units, at a price of $500,000 per Unit, with each Unit consisting of 1,207,185 shares of our common stock and 241,437 5 year warrants to purchase one share of our common stock at an exercise price of $0.41 per share (the “Private Placement”), on June 22, 2012 we entered into Securities Purchase Agreements with four (4) individual accredited investors pursuant to which we sold an aggregate of 1,448,624 shares of common stock and issued 289,725 five year warrants (“Warrants”) for an aggregate purchase price of $600,000. The common stock purchased in the Private Placement and the common stock issued upon exercise of Warrants have piggyback registration rights. The securities offered and sold in the Private Placement have not been registered under the Securities Act of 1933, as amended (“Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The foregoing description of the terms of the Securities Purchase Agreement and Warrants is not complete and is qualified in their entirety by reference to the provisions of the respective agreements filed as Exhibit 4.1 and 10.1 to this report and incorporated herein by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities offered and sold in the Private Placement have not been registered under the Securities Act of 1933, as amended (“Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The securities were offered and sold to investors in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 and Regulation S promulgated thereunder. Each of the persons and/or entities acquiring our securities qualified as an accredited investor (as defined by Rule 501 under the Securities Act).

Item 8.01 Other Events.

The information relating to the Private Placement under Items 1.01 and 3.02 is being provided pursuant to Rule 135c under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Form of Warrant*
10.1	Form of Securities Purchase Agreement*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: June 25, 2012	/s/ Craig Miller
Craig Miller, Corporate Secretary